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                                                                    EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 1, 1999 relating to the financial statements and financial statement schedule, which appears in Santa Fe Energy Resources Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1998.






PricewaterhouseCoopers LLP



Houston, Texas
June 18, 1999